MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST        Two World Trade Center
LETTER TO THE SHAREHOLDERS November 30, 1999                   New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended November 30, 1999, the U.S. economy continued its path of strength propelled by a rising stock market, low inflation and unemployment, and a perceived recovery in many overseas economies. With renewed strength in the world economy and the threat of domestic inflation looming, the Federal Reserve Board raised the federal-funds rate in three steps from 4.75 percent to 5.50 percent between June and November. Interest rates were volatile during the period, with two-year U.S. Treasury securities ranging in yield between 5.40 percent and 6.05 percent. On November 30, the two-year Treasury note was yielding 6.01 percent, compared to 5.41 percent six months earlier.

PERFORMANCE AND PORTFOLIO

For the six-month period ended November 30, 1999, Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust produced a total return of 1.41 percent versus
1.56 percent for the Lipper Short U.S. Treasury Fund Average and 2.01 percent for the Lehman Brothers 1-3 Year Government Bond Index.

The Fund's underperformance relative to its benchmarks can be attributed primarily to its longer duration. As the U.S. economy's strength persisted, the Fund's average maturity was decreased to approximately 2.0 years as of November
30. The Fund continues to offer investors income free from state and local taxes in all 50 states and the District of Columbia.

LOOKING AHEAD

We believe that if the U.S. economy continues to grow and unemployment remains low in the months ahead, the Fed may need to continue on its path of tighter monetary policy to combat potential inflationary pressures. Accordingly, adjustments to the Fund's maturity and portfolio composition may be made as conditions warrant and attractive opportunities become available.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS November 30, 1999, continued


We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FUND PERFORMANCE November 30, 1999


           AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------

PERIOD ENDED 11/30/99
-----------------------------------------------------
Since Inception (8/13/91)                    5.05(1)
1 Year                                       1.57(1)
5 Years                                      5.60(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
---------------------

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS November 30, 1999 (unaudited)

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (94.9%)
            U.S. Treasury Notes (77.9%)
 $11,000    08/15/03.........................................   5.25  %   $ 10,688,040
  10,000    05/15/04.........................................   5.25         9,659,600
  14,500    06/30/03.........................................   5.375       14,170,125
  21,700    01/31/03.........................................   5.50        21,340,865
  10,000    04/30/03.........................................   5.75         9,890,800
   2,800    10/31/01.........................................   5.875        2,793,756
   4,500    02/15/04.........................................   5.875        4,463,730
  11,000    11/15/04.........................................   5.875       10,892,530
   7,500    08/15/04.........................................   6.00         7,459,125
  17,100    12/31/01.........................................   6.125       17,137,620
  13,500    04/30/01.........................................   6.25        13,555,080
  18,000    10/31/01.........................................   6.25        18,078,120
   3,500    02/28/02.........................................   6.25         3,517,465
   2,200    06/30/02.........................................   6.25         2,210,824
  15,800    02/15/03.........................................   6.25        15,864,622
   1,600    01/15/00.........................................   6.375        1,601,152
  18,000    04/30/00.........................................   6.75        18,084,060
  40,000    02/29/00.........................................   7.125       40,164,000
                                                                          ------------
                                                                           221,571,514
                                                                          ------------
            U.S. Treasury Strips (17.0%)
  19,000    08/15/00.........................................   0.00        18,251,590
   5,500    05/15/01.........................................   0.00         5,048,395
  14,900    05/15/02.........................................   0.00        12,867,491
  15,000    05/15/03.........................................   0.00        12,120,750
                                                                          ------------
                                                                            48,288,226
                                                                          ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $273,292,922).............................    269,859,740
                                                                          ------------

            SHORT-TERM INVESTMENT (a) (2.5%)
            U.S. GOVERNMENT OBLIGATION
            U.S. Treasury Bill
   7,200    12/02/99 (Amortized Cost $7,199,146).............   4.86         7,199,146
                                                                          ------------

            TOTAL INVESTMENTS
            (Identified Cost $280,492,068) (b)...............  97.4%       277,058,886

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...   2.6          7,537,442
                                                               ----       ------------

            NET ASSETS....................................... 100.0%      $284,596,328
                                                              =====       ============

---------------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,087,281 and the aggregate gross unrealized depreciation is $4,520,463, resulting in net unrealized depreciation of $3,433,182.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999 (unaudited)

ASSETS:

Investments in securities, at value
 (identified cost $280,492,068).........  $   277,058,886
Cash....................................          542,764
Receivable for:
    Shares of beneficial interest
     sold...............................        4,342,704
    Interest............................        3,089,609
Prepaid expenses and other assets.......           81,283
                                          ---------------

    TOTAL ASSETS........................      285,115,246
                                          ---------------
LIABILITIES:
Payable for:
    Dividends to shareholders...........          158,113
    Shares of beneficial interest
     repurchased........................          112,645
    Plan of distribution fee............           85,130
    Investment management fee...........           85,130
Accrued expenses and other payables.....           77,900
                                          ---------------

    TOTAL LIABILITIES...................          518,918
                                          ---------------
    NET ASSETS..........................  $   284,596,328
                                          ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $   308,052,834
Net unrealized depreciation.............       (3,433,182)
Accumulated net realized loss...........      (20,023,324)
                                          ---------------

    NET ASSETS..........................  $   284,596,328
                                          ===============
NET ASSET VALUE PER SHARE,
 29,097,225 shares outstanding
 (unlimited shares authorized of $.01
 par value).............................            $9.78
                                          ===============

STATEMENT OF OPERATIONS
For the six months ended November 30, 1999 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME..........................  $  9,010,974
                                           ------------

EXPENSES
Investment management fee................       526,769
Plan of distribution fee.................       502,268
Transfer agent fees and expenses.........        54,167
Professional fees........................        29,406
Shareholder reports and notices..........        18,828
Registration fees........................        16,415
Trustees' fees and expenses..............         9,024
Custodian fees...........................         7,431
Other....................................        14,316
                                           ------------

    TOTAL EXPENSES.......................     1,178,624
                                           ------------

    NET INVESTMENT INCOME................     7,832,350
                                           ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................    (1,410,607)
Net change in unrealized depreciation....    (2,253,544)
                                           ------------

    NET LOSS.............................    (3,664,151)
                                           ------------

NET INCREASE.............................  $  4,168,199
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX        FOR THE YEAR
                                                        MONTHS ENDED          ENDED
                                                       NOVEMBER 30, 1999   MAY 31, 1999
---------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................    $  7,832,350      $ 15,299,041
Net realized loss....................................      (1,410,607)         (147,939)
Net change in unrealized depreciation................      (2,253,544)       (3,693,983)
                                                         ------------      ------------

    NET INCREASE.....................................       4,168,199        11,457,119

Dividends from net investment income.................      (7,971,292)      (15,365,360)

Net increase (decrease) from transactions in shares
 of beneficial interest..............................     (24,659,406)       75,942,528
                                                         ------------      ------------

    NET INCREASE (DECREASE)..........................     (28,462,499)       72,034,287

NET ASSETS:
Beginning of period..................................     313,058,827       241,024,540
                                                         ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $0 and $138,942, respectively)...................    $284,596,328      $313,058,827
                                                         ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited) continued

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors, other employees and selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and
(5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the six months ended November 30, 1999, the distribution fee was accrued at the annual rate of 0.33%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended November 30, 1999 aggregated $370,083,830 and $416,602,523, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,553. At November 30, 1999, the Fund had an accrued pension liability of $44,553 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE SIX                       FOR THE YEAR
                                                                  MONTHS ENDED                          ENDED
                                                                NOVEMBER 30, 1999                    MAY 31, 1999
                                                           ---------------------------       ----------------------------
                                                                   (unaudited)
                                                             SHARES         AMOUNT             SHARES          AMOUNT
                                                           -----------   -------------       -----------   --------------
Shares sold..............................................   64,359,562   $ 633,867,949       104,838,196   $1,054,466,860
Shares issued in reinvestment of dividends...............      547,956       5,389,260         1,157,486       11,633,092
                                                           -----------   -------------       -----------   --------------
                                                            64,907,518     639,257,209       105,995,682    1,066,099,952
Shares repurchased.......................................  (67,423,470)   (663,916,615)      (98,574,910)    (990,157,424)
                                                           -----------   -------------       -----------   --------------
Net increase (decrease)..................................   (2,515,952)  $ (24,659,406)        7,420,772   $   75,942,528
                                                           ===========   =============       ===========   ==============

6. FEDERAL INCOME TAX STATUS

At May 31, 1999, the Fund had a net capital loss carryover of approximately $18,379,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

          AMOUNT IN THOUSANDS
-------------------------------------
  2003     2004    2005   2006   2007
  ----     ----    ----   ----   ----
$11,507   $6,271   $333   $246   $22
=======   ======   ====   ====   ===

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $234,000 during fiscal 1999.

As of May 31, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses.

7. RISK RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in zero coupon U.S. Treasury securities. Zero coupon securities are subject to substantially greater market fluctuations during periods of changing prevailing interest rates than are comparable debt securities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE SIX                     FOR THE YEAR ENDED MAY 31
                                                           MONTHS ENDED      ----------------------------------------------------
                                                         NOVEMBER 30, 1999     1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------------
                                                            (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period...................        $ 9.90          $ 9.96     $ 9.85     $ 9.84     $ 9.98     $ 9.88
                                                               ------          ------     ------     ------     ------     ------

Income (loss) from investment operations:
 Net investment income.................................          0.26            0.50       0.53       0.54       0.54       0.49
 Net realized and unrealized gain (loss)...............         (0.12)          (0.06)      0.11         --      (0.14)      0.10
                                                               ------          ------     ------     ------     ------     ------

Total income from investment operations................          0.14            0.44       0.64       0.54       0.40       0.59
                                                               ------          ------     ------     ------     ------     ------

Less dividends from net investment income..............         (0.26)          (0.50)     (0.53)     (0.53)     (0.54)     (0.49)
                                                               ------          ------     ------     ------     ------     ------

Net asset value, end of period.........................        $ 9.78          $ 9.90     $ 9.96     $ 9.85     $ 9.84     $ 9.98
                                                               ======          ======     ======     ======     ======     ======

TOTAL RETURN+..........................................          1.41%(1)        4.50%      6.68%      5.63%      4.09%      6.22%

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................          0.78%(2)        0.80%      0.82%      0.83%      0.84%      0.84%

Net investment income..................................          5.19%(2)        4.95%      5.30%      5.42%      5.33%      4.93%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................      $284,596        $313,059   $241,025   $230,267   $258,637   $273,184

Portfolio turnover rate................................           143%(1)         164%        95%       149%        63%        30%

---------------------
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

Morgan Stanley
Dean Witter
Short-Term
U.S. Treasury Trust

[ARTWORK]
Semiannual Report
November 30, 1999

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.